SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:


[X]  Preliminary Proxy Statement              [_]  Confidential, for Use of the
[_]  Definitive Proxy Statement                    Commission Only (as permitted
[_]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[_]  Soliciting Material Under Rule
     14a-12



                             SunAmerica Series Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                                                                  April 15, 2002


Dear Contract Owner:

     SunAmerica Series Trust (the "Trust") has called a special meeting of shareholders to approve a new Distribution Plan pursuant to Rule 12b-1 for Class A shares of each of the Portfolios (the "Class A Plan") and to approve an amended Distribution and Service Plan pursuant to Rule 12b-1 for Class B shares of each of the Portfolios (the "Class B Plan"). The adoption of the Class A Plan and the amendment of the Class B Plan will not result in your Portfolio making any new or additional payments to third parties or in any changes in the annual operating expenses to which your Portfolio is subject. That is, this action will not increase the fees of your Portfolio. Rather, the proposals are intended to facilitate the use of "directed brokerage" of the Portfolios to compensate broker-dealers who are responsible for the sale of Portfolio shares ("Selling Brokers"). In other words, part of the commissions generated from the
Portfolios' securities will be used to compensate Selling Brokers. The Portfolios will not pay more than they would otherwise be required to pay solely to compensate Selling Brokers. These arrangements are described in more detail in the attached proxy statement.

     THE TRUSTEES BELIEVE THAT THE PROPOSALS SET FORTH IN THIS NOTICE OF SPECIAL MEETING AND ACCOMPANYING PROXY STATEMENT ARE IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN PROVIDE VOTING INSTRUCTIONS IN FAVOR OF THE PROPOSALS.

     YOUR VOTE IS IMPORTANT!

     We appreciate your cooperation and continued support.


                                             Sincerely,



                                             Jane Aldrich, CFA
                                             VICE PRESIDENT
                                             SUNAMERICA RETIREMENT MARKETS, INC.

                                 April 15, 2002

                             SUNAMERICA SERIES TRUST

     While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matters affecting the Portfolios that require a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.   Why am I receiving this proxy?

A. This proxy has been mailed to you so that you may provide voting instructions on proposals concerning your investments in SunAmerica Series Trust (the "Trust"). Although you are not directly a shareholder of any portfolio (each, a "Portfolio") of the Trust, as the owner ("Owner") of a variable annuity contract (a "Contract") issued by the separate accounts of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company or American International Life Assurance Company of New York (the "Companies"), you have the right to instruct the Companies how to vote Portfolio shares that are attributable to your Contract.

Q.   What is the background for the proposals being presented?

A. The Board of Trustees (the "Trustees") of the Trust previously approved a directed brokerage program for each Portfolio. Under this program, a Portfolio's investment adviser or subadviser (each, an "Adviser") directs a specified portion of the Portfolio's brokerage transactions to certain broker-dealers ("Participating Brokers"). Participating Brokers will make payments to other broker-dealers who have sold AIG/SunAmerica variable annuity or variable life contracts. Under the directed brokerage program, an Adviser may direct a Portfolio's brokerage to a Participating Broker only if the Participating Broker can provide "best price and execution" as described in the attached Proxy Statement. This means that an Adviser will not direct brokerage to a Participating Broker solely because it has agreed to pay the Selling Brokers.

     Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), provides that a mutual fund, such as the Trust, may not use its own assets (directly or indirectly) to finance the distribution of its shares unless it has adopted a plan pursuant to the rule. It is possible that the use of a Portfolio's brokerage to compensate Selling Brokers may be viewed as the indirect use of Portfolio assets to finance distribution. Therefore, the Trustees approved a new Distribution Plan for Class A shares of the Portfolios (the "Class A Plan") and an amended Distribution and Service Plan for Class B shares of the Portfolios (the "Class B Plan," and together with the Class A Plan, the "Plans") to permit the use of the directed brokerage program to compensate Selling Brokers.

Q.   What is being proposed?

A. There are two proposals, as shown below. Only Class A shareholders vote on Proposal 1, and only Class B shareholders vote on Proposal 2. The Class A or B shareholders of each Portfolio vote on the proposals separately from the other Portfolios.

--------------------------------------------------------------------------------
PROPOSAL 1

To approve the Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Class A shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROPOSAL 2

To approve the amended Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Class B shares.
--------------------------------------------------------------------------------

Q.   Why am I being asked to provide voting instructions on the Plans?

A. Under Rule 12b-1, approval of the Class A shareholders is required in order to adopt the Class A Plan. Rule 12b-1 also requires shareholder approval in order to amend an existing distribution plan to increase materially the amount to be expended under the plan. Although the proposed amendment to the Class B Plan should not increase the amount to be expended under that Plan, the Trustees determined that it would be advisable to submit the amended Class B Plan for approval by the Class B shareholders. As the Owner of a Contract you have the right to provide voting instructions to the Companies as to how to vote Portfolio shares that are attributable to your Contract.

Q.   Will approving a Plan increase Portfolio expenses?

     No. Under the directed brokerage program, a portion of the Trust's commissions will be used to pay broker-dealers who indirectly distribute shares of the Trust through the sale of Contracts. Because the directed brokerage program is subject to the requirements of "best price and execution," brokerage will be directed to a Participating Broker only if the Adviser determines that a Portfolio will not be paying more for brokerage and execution than would have been the case if the transaction had been directed to a different broker-dealer outside of the program that can provide comparable brokerage and execution services. As a result, the use of Portfolio brokerage to make payments to Selling Brokers will not result in any actual increase in Portfolio expenses.

Q.   How do the Trustees recommend that I vote?

A. After careful consideration, the Trustees recommend that you provide voting instructions IN FAVOR of the proposals.

Q.   How do I provide voting instructions?

A. You may provide your voting instructions by mail, via the Internet or by telephone. To provide your instructions by mail, complete and sign the enclosed voting instructions card, and mail it in the enclosed, postage-paid envelope. To vote by any other method, please follow the enclosed instructions.

YOUR VOTING INSTRUCTIONS ARE IMPORTANT AND WILL HELP AVOID THE ADDITIONAL EXPENSE OF ANOTHER SOLICITATION. THANK YOU FOR PROMPTLY SUBMITTING YOUR INSTRUCTIONS.

                             SUNAMERICA SERIES TRUST
                                 P.O. BOX 54299
                           LOS ANGELES, CA 90054-0299

                        ---------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        ---------------------------------

     NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of shareholders of all portfolios (each, a "Portfolio") of SunAmerica Series Trust (the "Trust") will be held on May 30, 2002 at 10:30 a.m., Eastern time, at the offices of SunAmerica Asset Management Corp. ("SAAMCo"), The SunAmerica Center, 733 Third Avenue, New York, NY 10017, for the purpose of considering the following proposals set forth below:

     1. For Class A shares of each Portfolio separately, to approve the Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to Class A shares.

     2. For Class B shares of each Portfolio separately, to approve the amended Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Class B shares.

     3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Only Contract Owners of record at the close of business on March 29, 2002, are entitled to give voting instructions at the Meeting and any adjournment thereof. YOU ARE URGED TO EXERCISE YOUR RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE MEETING. YOU MAY VOTE THROUGH THE INTERNET, BY TOUCH-TONE TELEPHONE, BY MAIL, OR IN PERSON. PLEASE GIVE YOUR VOTING INSTRUCTIONS PROMPTLY.

                                              By order of the Board of Trustees,



                                              Mallary Reznik, Esq.
                                              SECRETARY

April 15, 2002

EACH CONTRACT OWNER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTIONS CARD(S) AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED. CONTRACT OWNERS ALSO HAVE THE OPTION TO PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE INSERT ACCOMPANYING

THE VOTING INSTRUCTIONS CARD(S). TELEPHONE VOTING IS AVAILABLE ONLY TO CONTRACT OWNERS WHO WISH TO PROVIDE INSTRUCTIONS TO VOTE ALL PORTFOLIOS IN THE SAME MANNER AND AT THE SAME TIME. CONTRACT OWNERS THAT WISH TO PROVIDE SEPARATE
VOTING  INSTRUCTIONS  FOR  EACH  PORTFOLIO  MAY  ONLY DO SO BY MAIL OR  INTERNET
VOTING.

                             SUNAMERICA SERIES TRUST
                                 P.O. BOX 54299
                           LOS ANGELES, CA 90054-0299

                         -------------------------------

                                 PROXY STATEMENT
                         -------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                            MAY 30, 2002, 10:30 A.M.

     In accordance with applicable law, this Proxy Statement is being mailed on or about April 17, 2002 on behalf of the Board of Trustees (the "Trustees") of SunAmerica Series Trust (the "Trust"), to the shareholders of each separate portfolio (each, a "Portfolio," and collectively, the "Portfolios") for their use in obtaining voting instructions on the proposals being considered at a Special Meeting (the "Meeting") of Shareholders of the Portfolios scheduled to be held at the offices of SunAmerica Asset Management Corp. ("SAAMCo"), The SunAmerica Center, 733 Third Avenue, New York, NY 10017, on May 30, 2002 at 10:30 a.m., Eastern time.

     The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It is organized as a Massachusetts business trust. The Trust consists of thirty-one Portfolios, each with two classes of shares--Class A and Class B. Shares of the Portfolios are issued and redeemed only in connection with investments in and payments under variable annuity contracts and may be sold to fund variable life contracts (collectively, the "Contracts"). Shares of the Portfolios are held by separate accounts of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company and American International Life
Assurance Company of New York (each, a "Company," and collectively, the "Companies").

     SAAMCo serves as investment adviser and manager for the Trust. SAAMCo is located at the SunAmerica Center, 733 Third Avenue, New York, NY 10017. Certain of the Portfolios are subadvised by one or more subadvisers (each, a "Subadviser") as indicated on Exhibit A. (SAAMCo and each Subadviser is sometimes called an "Adviser" in this Proxy Statement.)

     The Trustees have fixed the close of business on March 29, 2002 as the record date (the "Record Date") for determining the number of shares outstanding and the Contract owners ("Contract Owners") entitled to give voting instructions to the Companies with respect to their respective "portion" of shares as of the Record Date. Exhibit B sets forth the number of shares outstanding of each class and in the aggregate of each Portfolio as of the Record Date. Exhibit C sets forth information about the record ownership of shares of the Portfolios as of the Record Date. With respect to the Trust, there were no persons who, as of March 29, 2002, were known to have allocated contributions under Contracts beneficially owned by such person, such that upon the pass through of voting rights by a Company, they would have the right to give instructions with respect to more than 5% of the Trust or Portfolio. To the knowledge of management, Trustees and executive officers of the Trust, both individually and as a group, owned less than 1% of the outstanding shares of the Trust and each Portfolio as of March 29, 2002. If the 12b-1 Plans are approved by shareholders, the cost of soliciting shareholders in connection therewith will be borne by the Portfolios and the expenses associated with such solicitation shall be covered under the Plans. The cost of the solicitation is estimated to be approximately $600,000.

     The proposals described in this Proxy Statement and the Portfolios to which each applies are set forth below.

------------------------------------------------------------------------------------------------------------
                     Summary of Proposal                          Affected Portfolios
------------------------------------------------------------------------------------------------------------
1.   To approve the Distribution Plan                       All Portfolios of the Trust, with Class A shares
     pursuant to Rule  12b-1 under the 1940                 of each Portfolio  voting  separately
     Act with respect to Class A shares (the
     "Class A Plan").

2.   To approve the amended Distribution                    All Portfolios of the Trust, with Class B shares
     and Service Plan  pursuant  to Rule 12b-1              of each voting separately
     under the 1940 Act with respect to Class
     B shares (the "Class B Plan," and
     together with the Class A Plan, the
     "Plans").

     The Trust expects that the solicitation of voting instructions from Contract Owners will be made by mail, and solicitation also may be made by telephone communications from officers or employees of SAAMCo or its affiliates, who will not receive any compensation for their solicitation services from the Trust. In addition, a professional proxy solicitation firm, Alamo Direct Mail Services, Inc. ("Alamo Direct") may also assist in the solicitation of voting instructions. In connection with the solicitation of voting instructions, the Companies will furnish a copy of this Proxy Statement to all Contract Owners.

     Contract  Owners  may  also  provide  their  voting  instructions   through
telephone touch-tone voting, or by Internet voting. These operations require Contract Owners to input a fourteen-digit control number, which is located on each voting instruction card. Subsequent to inputting these numbers, Contract Owners will be prompted to provide their voting instructions on the proposal. Contract Owners will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Telephone voting is only available to Contract Owners who wish to provide voting instructions as to all Portfolios. Contract Owners who wish to provide separate voting instructions for each Portfolio may do so only if they vote by mail or through the Internet.

     As the Meeting date approaches, certain Contract Owners may receive a telephone call from a representative of Alamo Direct if their voting instructions have not yet been received. Alamo Direct may obtain voting instructions and the authority to execute those voting instructions through telephonically transmitted instructions from Contract Owners. Voting instructions that are obtained telephonically will be recorded in accordance with procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the Contract Owner providing the voting instruction is accurately determined and that the voting instructions of the Contract Owner are accurately determined. The cost of this assistance, if necessary, is expected to be approximately $25,000.

     In all cases where telephonic voting instructions are solicited, the Alamo Direct representative is required to ask for each Contract Owner's full name, address, social security or taxpayer identification number, title (if the Contract Owner is authorized to act on behalf of an entity, such as a corporation), and the portion of shares beneficially owned and to confirm that the Contract Owner has received a Proxy Statement and voting instructions card in the mail. If the information solicited agrees with the information provided to Alamo Direct, then the Alamo Direct representative has the responsibility to explain the process, read the proposals listed on the voting instructions card, and ask for the Contract Owner's instruction on the proposals. The Alamo Direct representative, although permitted to answer questions about the process, is not permitted to recommend to the Contract Owner how to vote, other than to read any recommendation set forth in the Proxy Statement. The Alamo Direct representative will record the Contract Owner's instructions on the card. Within 72 hours, Alamo Direct will send the Contract Owner a letter or mailgram to confirm his or her voting instructions.

     If the Contract Owner wishes to participate in the Meeting, but does not wish to give his or her voting instructions by any of the methods outlined above, the Contract Owner may still submit the voting instructions card originally sent with the Proxy Statement or attend in person. Voting instructions executed by Contract Owners may be revoked by (i) a written instrument received by the Secretary of the Funds at any time before they are exercised; (ii) delivery of a later-dated instruction or (iii) by attendance at the Meeting and providing voting instructions in person.

     Each Company, as the holder of record shares of each Portfolio, is required to "pass through" to its Contract Owners the right to vote shares of such Portfolio. The Trust expects that each Company will vote 100% of the shares of the Portfolios held by its respective separate account. The Companies will vote shares of the Portfolios for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on the proposals. Unmarked voting instructions from Contract Owners will be voted in favor of the proposals. The Trust may adjourn the Meeting to the extent permitted by law, if necessary to permit the Companies to obtain additional voting instructions from Contract Owners.

     The Trustees do not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, the persons named as proxies will vote on such matters in their discretion.

                    APPROVAL OF A DISTRIBUTION PLAN PURSUANT
                        TO RULE 12b-1 FOR CLASS A SHARES
                                 PROPOSAL NO. 1

     The Trustees have approved, and recommend that holders of Class A shares of the Portfolios approve, the Class A Plan. A form of the Class A Plan is attached to this Proxy Statement as Exhibit D.

THE CLASS A PLAN

     The Class A Plan was approved by the Trustees on March 5, 2002 pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that an investment company that acts as distributor of its shares must do so pursuant to a written plan "describing all material aspects of the proposed financing of distribution." Under the rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature."

     The Class A Plan and the Class B Plan (described below in Proposal No. 2) are intended to facilitate the use of a portion of the Portfolios' brokerage commissions to compensate broker-dealers that indirectly distribute Portfolio shares through the sale of Contracts offered by the Companies ("Selling Brokers"). The Trustees of the Trust have approved a directed brokerage program (the "Program"), pursuant to which a Portfolio's Adviser will direct a specified portion of a Portfolio's brokerage transactions to certain broker-dealers ("Participating Brokers"). The Participating Brokers will in turn make payments to Selling Brokers. The adoption of the Plans will not result in a Portfolio making any new or additional payments to third parties or any changes in a Portfolio's annual operating expenses. Moreover, in selecting broker-dealers, including those participating in the Program, an Adviser will take into account all relevant factors, including price (including the applicable brokerage commission or dealer spread), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker or dealer involved, the quality of the service, the difficulty of execution, the execution capabilities and operations facilities of the firm involved, and the firm's risk in positioning a block of securities. This is commonly known as "best price and execution." An Adviser will not direct a Portfolio's brokerage transactions to a Participating Broker if it would result in the Portfolio paying more than it would otherwise be required to pay had the Program not been in place.

     The Class A Plan contains a number of provisions relating to reporting obligations and to its amendment and termination as required by Rule 12b-1. If approved by shareholders, the Class A Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of both the (i) Trustees of the Trust, and (ii) the Trustees who have no direct or indirect financial interest in the operation of a Plan or any related agreement (the "Independent Trustees"). The Class A Plan may not be amended to increase materially the amount spent by a Portfolio in respect of Class A shares for distribution unless such amendment is approved by a vote of a majority of the outstanding Class A shares of the Trust (within the meaning of the 1940 Act), and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of the Class A Plan. The Class A Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding Class A shares of the Trust (within the meaning of the 1940 Act). The Treasurer of the Trust shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to the Class A Plan with respect to Class A shares and any related agreement and the purposes for which such expenditures were made.

TRUSTEES' CONSIDERATIONS

     In determining to approve the Class A Plan and recommend its adoption to Contract Owners, the Trustees considered a variety of factors. The Trustees considered the potential benefits to the Trust and existing Contract Owners from the growth of Trust assets, including potential economies of scale that might in the future result in lower operating expenses. They also considered the potentially disruptive effect to portfolio management from redemptions. The Trustees determined that the compensation of Selling Brokers through the Program was intended to stimulate the sale of Contracts and spur the growth of Trust assets, while encouraging asset retention and brand loyalty to reduce redemptions. The Trustees considered the fact that because brokerage would be allocated subject to the standard of "best price and execution," the compensation of Selling Brokers through the Program would not result in an increase in Portfolio expenses. On the basis of these considerations, the Trustees, including the Independent Trustees, approved the Class A Plan and authorized its submission for shareholder approval.

REQUIRED VOTE

     Approval of the Class A Plan requires an affirmative vote of a majority of the outstanding Class A shares of each Portfolio. The approval of the Class A Plan by the Class A shares of any Portfolio is not dependent on the approval of the Class A Plan for any other Portfolio.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT CONTRACT OWNERS PROVIDE VOTING INSTRUCTIONS IN FAVOR OF APPROVING THE CLASS A PLAN.

                 APPROVAL OF AN AMENDED DISTRIBUTION AND SERVICE
                 PLAN PURSUANT TO RULE 12b-1 FOR CLASS B SHARES
                                 PROPOSAL NO. 2

     The Trustees have approved, and recommend that holders of Class B shares of the Portfolios approve the Class B Plan. A form of the Class B Plan is attached to this Proxy Statement as Exhibit E.

THE CLASS B PLAN

     The Class B Plan consists of two components--a Service Plan and a Distribution Plan. The Service Plan, which is described below, was first adopted by the Trustees on May 22, 2001, prior to the issuance of any Class B shares and is unchanged. The Distribution Plan, which is also described below, is similar to the Class A Plan and is being added to the Class B Plan in order to facilitate the use of the Program to compensate Selling Brokers.

     Under the Service Plan, the Trust pays the Companies a service fee for costs associated with the servicing of the Class B shares. These costs include, but are not limited to, the cost of reimbursing the Companies for expenditures made to financial intermediaries for providing services to Contract Owners in respect of Class B shares. The service fee is payable at the end of each month at an annual rate of 15 basis points (.15%) of the average daily net assets attributable to the Class B shares. Attached as Exhibit F is the amount of service fees paid by each Portfolio pursuant to the plan for the fiscal year ended January 31, 2002.

     On March 5, 2002 the Trustees approved an amendment to the Class B Plan to include the Distribution Plan component

     Rule 12b-1 provides that an investment company that acts as distributor of its shares must do so pursuant to a written plan "describing all material aspects of the proposed financing of distribution." Under the rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature."

     Like the Class A Plan, the Distribution Plan component of the Class B Plan is intended to facilitate the use of a portion of the Portfolios' brokerage commissions to compensate Selling Brokers, who indirectly distribute Portfolio shares through the sale of Contracts. The Trustees of the Trust have approved a directed brokerage program (previously defined as the "Program"), pursuant to which a Portfolio's Adviser directs a specified portion of a Portfolio's brokerage transaction to Participating Brokers. The Participating Brokers will in turn make payments to Selling Brokers. The adoption of the Plans will not result in a Portfolio making any new or additional payments to third parties or any changes in a Portfolio's annual operating expenses. Moreover, in selecting broker-dealers, including those participating in the Program, an Adviser will take into account all relevant factors, including price (including the applicable brokerage commission or dealer spread), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker or dealer involved, the quality of the service, the difficulty of execution, the execution capabilities and operations facilities of the firm involved, and the firm's risk in positioning a block of securities. This is commonly known as "best price and execution." An Adviser will not direct a Portfolio's brokerage transactions to a Participating Broker if it would result in the Portfolio paying more than it would otherwise be required to pay had the Program not been in place.

     The Class B Plan contains a number of provisions relating to reporting obligations and to its amendment and termination as required by Rule 12b-1. If approved by shareholders, the Class B Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of both the (i) Trustees of the Trust, and (ii) the Independent Trustees. The Class B Plan may not be amended to increase materially the amount spent by Class B shares for distribution unless such amendment is approved by a vote of a majority of the outstanding Class B shares of the Trust within the meaning of the 1940 Act), and no material amendment to the Class B Plan shall be made unless approved in the manner provided for the annual renewal of the Class B Plan. The Class B Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding Class B shares of the Trust (within the meaning of the 1940 Act). The Treasurer of the Trust shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to the Class B Plan with respect to Class B shares and any related agreement and the purposes for which such expenditures were made.

         TRUSTEES' CONSIDERATIONS

     In determining to approve the amendment of the Class B Plan by adding the Distribution Plan component and recommend its adoption to Contract Owners, the Trustees considered a variety of factors. The Trustees considered the potential benefits to the Trust and existing Contract Owners from the growth of Trust assets, including potential economies of scale that might in the future result in lower operating expenses. They also considered the potentially disruptive effect to portfolio management from redemptions. The Trustees determined that the compensation of Selling Brokers through the Program was intended to stimulate the sale of Contracts and spur the growth of Trust assets, while encouraging asset retention and brand loyalty to reduce redemptions. The Trustees considered the fact that because brokerage would be allocated subject to the standard of "best price and execution," the compensation of Selling Brokers through the Program would not result in an increase in Portfolio expenses. On the basis of these considerations, the Trustees, including the Independent Trustees, approved the amendment to the Class B Plan and authorized its submission for shareholder approval.

         REQUIRED VOTE

     Approval of the Class B Plan requires an affirmative vote of a majority of the outstanding voting securities of the shares of the Portfolios. The approval of the Class B Plan of the Class B shares of any Portfolio is not dependent on the approval of the Class B Plan for any other Portfolio.

THE  TRUSTEES   UNANIMOUSLY   RECOMMEND  THAT  CONTRACT  OWNERS  PROVIDE  VOTING
INSTRUCTIONS IN FAVOR OF APPROVING THE CLASS B PLAN.

OTHER BUSINESS

     The Trustees do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the proxies will vote on the matters in their discretion.

ANNUAL REPORTS

     The audited Annual Report to Shareholders of the Trust is incorporated by reference into this Proxy Statement. COPIES OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE IF YOU:

     o    WRITE TO:

          SunAmerica Series Trust
          P.O. Box 54299
          Los Angeles, California 90054-0299

     o    CALL (800) 445-7862

SHAREHOLDER PROPOSALS

     The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to present a proposal to be included in the Proxy Statement for the next meeting of shareholders of a Portfolio, the Portfolio must receive the proposal a reasonable time before the solicitation is to be made. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Mallary Reznik, Esq., Secretary of SunAmerica Series Trust, 1 SunAmerica Center, Los Angeles, California 90067.

                                            By Order of the Board of Trustees of
                                            SunAmerica Series Trust


                                            Mallary Reznik
                                            SECRETARY

April 15, 2002

EXHIBIT LIST

Exhibit A - Names and addresses of Subadvisers for the Portfolios.

Exhibit B - Outstanding shares of each Portfolio as of the Record Date.

Exhibit C - Record ownership of shares of the Portfolios.

Exhibit D - Form  of Distribution Plan with respect to Class A shares of the
            Portfolios.

Exhibit E - Form of Distribution and Service Plan with respect to Class B shares of the Portfolios.

Exhibit F - The amount of service fees paid by the Portfolios.

                                   EXHIBIT A

SUBADVISERS

ALLIANCE CAPITAL MANAGEMENT CORP.
1345 Avenue of the Americas
New York, NY  10105
-----------------------------------------------------------------------------
BANC OF AMERICA CAPITAL MANAGEMENT, LLC
NC1-002-33-31
101 South Tryon
Charlotte, NC 28255
-----------------------------------------------------------------------------
DAVIS SELECTED ADVISERS L.P.
D/B/A DAVIS ADVISORS
The Venture Building
124 E. Marcy Street
Sante Fe, NM  87501
-----------------------------------------------------------------------------
FEDERATED INVESTMENT COUNSELING
FEDERATED INVESTORS TOWER
1001 Liberty Avenue
Pittsburgh, PA  15222-3779
-----------------------------------------------------------------------------
GOLDMAN SACHS ASSET MANAGEMENT
GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
32 Old Slip, 29th Floor
New York, NY  10005
-----------------------------------------------------------------------------
MARSICO CAPITAL MANAGEMENT, LLC
1200 17th Street
Suite 1300
Denver, CO 80202
-----------------------------------------------------------------------------
MASSACHUSETTS FINANCIAL SERVICES COMPANY
500 Boylston Street
Boston, MA 02116-3741
-----------------------------------------------------------------------------
MORGAN STANLEY INVESTMENT MANAGEMENT
D/B/A VAN KAMPEN
1221 Avenue of the Americas
New York, NY  10020
-----------------------------------------------------------------------------
PUTNAM INVESTMENT MANAGEMENT, INC.
One Post Office Square  A-13
Boston, MA 02109
-----------------------------------------------------------------------------
U.S. BANCORP ASSET MANAGEMENT
(F/K/A U.S. BANCORP PIPER JAFFREY ASSET MANAGEMENT)
800 Nicollet Mall
Minneapolis, MN 55402
-----------------------------------------------------------------------------
WM ADVISORS, INC.
1201 Third Avenue, 22nd Floor
Seattle, WA  98101

                                    EXHIBIT B

--------------------------------------------------------------------------------
PORTFOLIO                                     TOTAL NUMBER OF SHARES OUTSTANDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cash Management Portfolio
--------------------------------------------------------------------------------
Corporate Bond  Portfolio
--------------------------------------------------------------------------------
Global Bond Portfolio
--------------------------------------------------------------------------------
High-Yield Bond Portfolio
--------------------------------------------------------------------------------
Worldwide High Income Portfolio
--------------------------------------------------------------------------------
SunAmerica Balanced Portfolio
--------------------------------------------------------------------------------
MFS Total Return Portfolio
--------------------------------------------------------------------------------
Asset Allocation Portfolio
--------------------------------------------------------------------------------
Telecom Utility Portfolio
--------------------------------------------------------------------------------
Growth-Income Portfolio
--------------------------------------------------------------------------------
Federated Value Portfolio
--------------------------------------------------------------------------------
Davis Venture Value Portfolio
--------------------------------------------------------------------------------
"Dogs" of Wall Street Portfolio
--------------------------------------------------------------------------------
Alliance Growth Portfolio
--------------------------------------------------------------------------------
Goldman Sachs Research Portfolio
--------------------------------------------------------------------------------
MFS Growth and Income Portfolio
--------------------------------------------------------------------------------
Putnam Growth Portfolio
--------------------------------------------------------------------------------
Blue Chip Growth Portfolio
--------------------------------------------------------------------------------
Real Estate Portfolio
--------------------------------------------------------------------------------
MFS Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------
Aggressive Growth Portfolio
--------------------------------------------------------------------------------
Growth Opportunities Portfolio
--------------------------------------------------------------------------------
Marsico Growth Portfolio
--------------------------------------------------------------------------------
International Growth and Income Portfolio
--------------------------------------------------------------------------------
Global Equities Portfolio
--------------------------------------------------------------------------------
International Diversified Equities Portfolio
--------------------------------------------------------------------------------
Emerging Markets Portfolio
--------------------------------------------------------------------------------
Technology Portfolio
--------------------------------------------------------------------------------
Equity Income Portfolio
--------------------------------------------------------------------------------
Equity Index Portfolio
--------------------------------------------------------------------------------
Small Company Value Portfolio
--------------------------------------------------------------------------------

                                    EXHIBIT C

-----------------------------------------------------------------------------------------------------------------------
                           NUMBER OF SHARES (%)    NUMBER OF SHARE (%)    NUMBER OF SHARES (%)   NUMBER OF SHARES (%)
                             HELD BY SEPARATE        HELD BY SEPARATE       HELD BY SEPARATE        HELD BY SEPARATE
                            ACCOUNTS OF ANCHOR      ACCOUNTS OF FIRST         ACCOUNTS OF        ACCOUNTS OF AMERICAN
        PORTFOLIO                NATIONAL               SUNAMERICA              AIG LIFE             INTERNATIONAL
-----------------------------------------------------------------------------------------------------------------------
Cash Management Portfolio
-----------------------------------------------------------------------------------------------------------------------
Corporate Bond  Portfolio
-----------------------------------------------------------------------------------------------------------------------
Global Bond Portfolio
-----------------------------------------------------------------------------------------------------------------------
High-Yield Bond Portfolio
-----------------------------------------------------------------------------------------------------------------------
Worldwide High Income
Portfolio
-----------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced
Portfolio
-----------------------------------------------------------------------------------------------------------------------
MFS Total Return
Portfolio
-----------------------------------------------------------------------------------------------------------------------
Asset Allocation
Portfolio
-----------------------------------------------------------------------------------------------------------------------
Telecom Utility Portfolio
-----------------------------------------------------------------------------------------------------------------------
Growth-Income Portfolio
-----------------------------------------------------------------------------------------------------------------------
Federated Value Portfolio
-----------------------------------------------------------------------------------------------------------------------
Davis Venture Value
Portfolio
-----------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street
Portfolio
-----------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------
Goldman Sachs Research
Portfolio
-----------------------------------------------------------------------------------------------------------------------
MFS Growth and Income
Portfolio
-----------------------------------------------------------------------------------------------------------------------
Putnam Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------
Blue Chip Growth
Portfolio
-----------------------------------------------------------------------------------------------------------------------

                           NUMBER OF SHARES (%)    NUMBER OF SHARE (%)    NUMBER OF SHARES (%)   NUMBER OF SHARES (%)
                             HELD BY SEPARATE        HELD BY SEPARATE       HELD BY SEPARATE        HELD BY SEPARATE
                            ACCOUNTS OF ANCHOR      ACCOUNTS OF FIRST         ACCOUNTS OF        ACCOUNTS OF AMERICAN
        PORTFOLIO                NATIONAL               SUNAMERICA              AIG LIFE                GENERAL
-----------------------------------------------------------------------------------------------------------------------
Real Estate Portfolio
-----------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth
Portfolio
-----------------------------------------------------------------------------------------------------------------------
Aggressive Growth
Portfolio
-----------------------------------------------------------------------------------------------------------------------
Growth Opportunities
Portfolio
-----------------------------------------------------------------------------------------------------------------------
Marsico Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------
International Growth and
Income Portfolio
-----------------------------------------------------------------------------------------------------------------------
Global Equities Portfolio
-----------------------------------------------------------------------------------------------------------------------
International
Diversified Equities
Portfolio
-----------------------------------------------------------------------------------------------------------------------
Emerging Markets
Portfolio
-----------------------------------------------------------------------------------------------------------------------
Technology Portfolio
-----------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio
-----------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio
-----------------------------------------------------------------------------------------------------------------------
Small Company Value
Portfolio
-----------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT D

                                    [FORM OF]

                                DISTRIBUTION PLAN
                             PURSUANT TO RULE 12b-1
                                (CLASS A SHARES)


     DISTRIBUTION PLAN adopted as of the 5th day of March 2002, by SunAmerica Series Trust, a Massachusetts business trust (the "Trust"), on behalf of the Class A shares of its separately designated series, [Name of Portfolio] (the "Fund").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company; and

     WHEREAS, the Fund is a separately designated investment series of the Trust with its own investment objective, policies and purposes offering 2 separate classes of shares of beneficial interest, par value $.01 per share, of the Trust (the "Shares"); and

     WHEREAS, the Trust has entered into various Fund Participation Agreements with each of Anchor National Life Insurance Company ("Anchor National"), First SunAmerica Life Insurance Company ("First Sun"), AIG Life Insurance Company ("AIG Life") and American International Life Assurance Company ("American
Life"), together the ("Life Companies"), as amended for time to time (the "SunAmerica Series Trust Fund Participation Agreements") pursuant to which the Trust has agreed to make shares of certain portfolios available for purchase by one or more of the Life Companies' segregated asset accounts or divisions thereof, in connection with the allocation by contract and policy owners or purchase payments to corresponding investment options offered under variable annuity contracts and variable life insurance policies offered by the Life Companies; and

     WHEREAS, the Trust desires to adopt this Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Trust will pay a fee to the Life Companies with respect to Class A shares of the Trust and pay, through the use of directed brokerage, amounts to broker-dealers who indirectly distribute shares of the Fund through the sale of variable annuity contracts and variable life insurance policies offered by the Life Companies, which payment may be deemed a distribution fee; and

     WHEREAS, the Board of Trustees of the Trust (the "Trustees") as a whole, and the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class A shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

     NOW THEREFORE, the Trust on behalf of the Fund hereby adopts this Plan on the following terms:


     1. Distribution Activities. The Fund does not currently pay an "Asset-Based Sales Charge" as defined in Section 2830(b) (8)(A) of the NASD Conduct Rules. However, the Fund may from time to time participate in directed brokerage programs, approved by the Trustees, whereby a portion of the brokerage commissions generated by the Fund may be used to make payments to broker-dealers who have indirectly sold Class A shares of the Fund through the sale of variable annuity contracts and variable life insurance policies issued by the Life Companies. This Plan shall cover such payments to the extent they are deemed to relate, under Rule 12b-1, to the financing of any activity that is primarily intended to result in the sale of such shares. The amount of the payments shall be subject to applicable laws and regulations. In addition, if the Plan is approved by shareholders, the cost of soliciting shareholders in connection therewith will be borne by the Portfolios and the expenses associated with such solicitation shall be covered under the Plan.

     2. Payments to Other Parties. The Fund hereby authorizes the Life Companies to enter into agreements with Securities Firms to provide compensation to such Securities Firms for activities and services of the type referred to in Section 1 hereof. Such agreements shall provide that the Securities Firms shall deliver to the Life Companies such information as is reasonably necessary to permit the Life Companies to comply with the reporting requirements set forth in Section 4 hereof.

     3.  Related  Agreements.   All  agreements  with  any  person  relating  to
     implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

          (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Trustees or, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class A shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

          (b) that such agreement shall terminate automatically in the event of its assignment.

     4. Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class A shares of the Fund and any related agreement and the purposes for which such expenditures were made.

          (a) Term and Termination. This Plan shall become effective as of the date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Trustees of the Trust, and (ii) the 12b-1 Trustees.

          (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class A shares of the Fund.

     5. Amendments. This Plan may not be amended to increase materially the maximum expenditures permitted by Section 1 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class A shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 4(a) hereof.

     6. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

     7. Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Sections 3 and 4 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

     8. Definition of Certain Terms. For purposes of this Plan, the terms "assignment," "interested person," "majority of the outstanding voting securities," and "principal underwriter" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Trust or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the 1940 Act.

     9. Separate Series. Pursuant to the provisions of the Declaration of Trust, the Fund is a separate series of the Trust, and all debts, liabilities and expenses of Class A shares of the Fund shall be enforceable only against the assets of Class A shares of the Fund and not against the assets of any other series or class of shares or of the Trust as a whole.

     IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the day and year first written above.


                            SUNAMERICA SERIES TRUST



                             By:___________________________________
                                Name:  Robert M. Zakem
                                Title: Vice President and Assistant Secretary

                                    EXHIBIT E

                                    [FORM OF]

                          DISTRIBUTION AND SERVICE PLAN
                             PURSUANT TO RULE 12b-1
                                (CLASS B SHARES)


     DISTRIBUTION AND SERVICE PLAN adopted as of the 22th day of May, 2001, as amended March 5, 2002, by SunAmerica Series Trust, a Massachusetts business trust (the "Trust"), on behalf of the Class B shares of its separately designated series, [Name of Portfolio] (the "Fund").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company; and

     WHEREAS, the Fund is a separately designated investment series of the Trust with its own investment objective, policies and purposes offering 2 separate classes of shares of beneficial interest, par value $.01 per share, of the Trust (the "Shares"); and

     WHEREAS, the Trust has entered into various Fund Participation Agreements with each of Anchor National Life Insurance Company ("Anchor National") and First SunAmerica Life Insurance Company ("First Sun"), together the ("Life Companies"), as amended for time to time (the "SunAmerica Series Trust Fund Participation Agreements") pursuant to which the Trust has agreed to make shares of certain portfolios available for purchase by one or more of the Life Companies' segregated asset accounts or divisions thereof, in connection with the allocation by contract and policy owners or purchase payments to corresponding investment options offered under variable annuity contracts and variable life insurance policies offered by the Life Companies; and

     WHEREAS, the Trust desires to adopt this Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Trust will pay a service fee to the Life Companies with respect to Class B shares of the Trust and pay, through the use of directed brokerage, amounts to broker-dealers who indirectly distribute shares of the Fund through the sale of variable annuity contracts and variable life insurance policies offered by the Life Companies, which payment may be deemed a distribution fee; and

     WHEREAS, the Board of Trustees of the Trust (the "Trustees") as a whole, and the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class B shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

     NOW THEREFORE, the Trust on behalf of the Fund hereby adopts this Plan on the following terms:

     1. Account Maintenance Activities. The Fund agrees to pay the Life Companies a service fee at the end of each month at an annual rate of 15 basis points (.15%) of the average daily net assets attributable to Class B shares of the Fund to compensate the Life Companies for costs associated with the servicing of the Class B shares of the Fund, including, but not limited to, the cost of reimbursing the Life Companies for expenditures made to financial intermediaries for providing services to contract holders who are indirect beneficial owners of Class B shares of the Fund. Such services are not intended to relate to the sale, promotion or marketing of the Class B shares. The service fee shall be paid to the Life Companies pursuant to the terms of the SunAmerica Series Trust Fund Participation Agreements or any Addendums thereto. Payment of the service fee described in this Section 1 shall be subject to any limitations set forth in applicable regulations of the National Association of Securities Dealers, Inc. Nothing herein shall prohibit the Life Companies from collecting service fees in any given year, as provided hereunder, in excess of expenditures made during such year to financial intermediaries for the above-referenced purposes.

     2. Distribution Activities. The Fund does not currently pay an "Asset-Based Sales Charge" as defined in Section 2830(b) (8)(A) of the NASD Conduct Rules. However, the Fund may from time to time participate in directed brokerage programs, approved by the Trustees, whereby a portion of the brokerage commissions generated by the Fund may be used to make payments to broker-dealers who have indirectly sold Class B shares of the Fund through the sale of variable annuity contracts and variable life insurance policies issued by the Life Companies. This Plan shall cover such payments to the extent they are deemed to relate, under Rule 12b-1, to the financing of any activity that is primarily intended to result in the sale of such shares. The amount of the payments shall be subject to applicable laws and regulations. In addition, if the Plan is approved by shareholders, the cost of soliciting shareholders in connection therewith will be borne by the Portfolios and the expenses associated with such solicitation shall be covered under the Plan.

     3. Payments to Other Parties. The Fund hereby authorizes the Life Companies to enter into agreements with Securities Firms to provide compensation to such Securities Firms for activities and services of the type referred to in Sections 1 and 2 hereof. The Life Companies may reallocate all or a portion of their account maintenance to such Securities Firms as compensation for the above-mentioned activities and services. Such agreements shall provide that the Securities Firms shall deliver to the Life Companies such information as is reasonably necessary to permit the Life Companies to comply with the reporting requirements set forth in
     Section 5 hereof.

     4.  Related  Agreements.   All  agreements  with  any  person  relating  to
     implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

          (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Trustees or, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class B shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

          (b) that such agreement shall terminate automatically in the event of its assignment.

     5. Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class B shares of the Fund and any related agreement and the purposes for which such expenditures were made.

          (a) Term and Termination. This Plan shall become effective as of the date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Trustees of the Trust, and (ii) the 12b-1 Trustees.

          (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class B shares of the Fund.

     6. Amendments. This Plan may not be amended to increase materially the maximum expenditures permitted by Sections 1 and 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class B shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 5(a) hereof.

     7. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

     8. Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Sections 4 and 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

     9. Definition of Certain Terms. For purposes of this Plan, the terms "assignment," "interested person," "majority of the outstanding voting securities," and "principal underwriter" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Trust or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the 1940 Act.

     10. Separate Series. Pursuant to the provisions of the Declaration of Trust, the Fund is a separate series of the Trust, and all debts, liabilities and expenses of Class B shares of the Fund shall be enforceable only against the assets of Class B shares of the Fund and not against the assets of any other series or class of shares or of the Trust as a whole.

         IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the day and year first written above.

                              SUNAMERICA SERIES TRUST


                              By:___________________________________
                              Name:  Robert M. Zakem
                              Title: Vice President and Assistant Secretary

                                    EXHIBIT F

                                  Service Fees
                 (as for the fiscal year ended January 31, 2002)

--------------------------------------------------------------------------------
Cash Management Portfolio                               $7,746
--------------------------------------------------------------------------------
Corporate Bond  Portfolio                               $3,045
--------------------------------------------------------------------------------
Global Bond Portfolio                                   $861
--------------------------------------------------------------------------------
High-Yield Bond Portfolio                               $1,291
--------------------------------------------------------------------------------
Worldwide High Income Portfolio                         $325
--------------------------------------------------------------------------------
SunAmerica Balanced Portfolio                           $1,904
--------------------------------------------------------------------------------
MFS Total Return Portfolio                              $5,236
--------------------------------------------------------------------------------
Asset Allocation Portfolio                              $744
--------------------------------------------------------------------------------
Telecom Utility Portfolio                               $559
--------------------------------------------------------------------------------
Growth-Income Portfolio                                 $4,754
--------------------------------------------------------------------------------
Federated Value Portfolio                               $2,023
--------------------------------------------------------------------------------
Davis Venture Value Portfolio                           $9,835
--------------------------------------------------------------------------------
"Dogs" of Wall Street Portfolio                         $904
--------------------------------------------------------------------------------
Alliance Growth Portfolio                               $6,233
--------------------------------------------------------------------------------
Goldman Sachs Research Portfolio                        $674
--------------------------------------------------------------------------------
MFS Growth and Income Portfolio                         $1,881
--------------------------------------------------------------------------------
Putnam Growth Portfolio                                 $1,244
--------------------------------------------------------------------------------
Blue Chip Growth Portfolio                              $807
--------------------------------------------------------------------------------
Real Estate Portfolio                                   $537
--------------------------------------------------------------------------------
MFS Mid-Cap Growth Portfolio                            $3,511
--------------------------------------------------------------------------------
Aggressive Growth Portfolio                             $1,034
--------------------------------------------------------------------------------
Growth Opportunities Portfolio                          $447
--------------------------------------------------------------------------------
Marsico Growth Portfolio                                $1,280
--------------------------------------------------------------------------------
International Growth and Income Portfolio               $1,432
--------------------------------------------------------------------------------
Global Equities Portfolio                               $1,033
--------------------------------------------------------------------------------
International Diversified Equities Portfolio            $970
--------------------------------------------------------------------------------
Emerging Markets Portfolio                              $210
--------------------------------------------------------------------------------
Technology Portfolio                                    $768
--------------------------------------------------------------------------------
Equity Income Portfolio                                 $ 0
--------------------------------------------------------------------------------
Equity Index Portfolio                                  $ 0
--------------------------------------------------------------------------------
Small Company Value Portfolio                           $ 0
--------------------------------------------------------------------------------

VOTING INSTRUCTIONS CARD     SUNAMERICA SERIES TRUST    VOTING INSTRUCTIONS CARD
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           to be held on May 30, 2002

Notice is hereby given that a Special Meeting (the "Meeting") of shareholders of all portfolios (each, a "Portfolio:") of SunAmerica Series Trust (the Trust) will be held on May 30, 2002 at 10:30 a.m., Eastern time, at the offices of SunAmerica Asset Management Corp. ("SAAMCo"), The SunAmerica Center, 733 Third Avenue, New York, NY 10017, for the purpose of considering the proposals set forth on the reverse.

Only Contract Owners of record at the close of business on March 29, 2002, are entitled give voting instructions at the Meeting and any adjournment thereof. You are urged to exercise your right to give voting instructions for the meeting. You may vote through the Internet, by touch-tone telephone, by mail, or in person. Please give your voting instructions promptly.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

                                             VOTE VIA THE INTERNET:
                                             https://vote.proxy-direct.com
                                             VOTE VIA THE TELEPHONE:
                                             1-800-597-7836
                                             ----------------------------------
                                             CONTROL NUMBER:  999 9999 9999 999
                                             ----------------------------------
                                             NOTE: If a contract is held
                                             jointly, each contract owner should
                                             sign. If only one signs, his or her
                                             signature will be binding. If the
                                             contract owner is a corporation,
                                             the President or a Vice President
                                             should sign in his or her own name,
                                             indicating title. If the contract
                                             owner is a partnership, a partner
                                             should sign in his or her own name,
                                             indicating that he or she is a
                                             partner.

                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Signature (if held jointly)

                                             -----------------------------------
                                             Date                      SAS_12355

PORTFOLIO                                   PORTFOLIO                                     PORTFOLIO
---------                                   ---------                                     ---------
Portfolio name Drop-in 1                    Portfolio name Drop-in 2                      Portfolio name Drop-in 3
Portfolio name Drop-in 4                    Portfolio name Drop-in 5                      Portfolio name Drop-in 6
Portfolio name Drop-in 7                    Portfolio name Drop-in 8                      Portfolio name Drop-in 9
Portfolio name Drop-in 10                   Portfolio name Drop-in 11                     Portfolio name Drop-in 12
Portfolio name Drop-in 13                   Portfolio name Drop-in 14                     Portfolio name Drop-in 15
Portfolio name Drop-in 16                   Portfolio name Drop-in 17                     Portfolio name Drop-in 18
Portfolio name Drop-in 19                   Portfolio name Drop-in 20                     Portfolio name Drop-in 21
Portfolio name Drop-in 22                   Portfolio name Drop in 23                     Portfolio name Drop-in 24
Portfolio name Drop-in 25                   Portfolio name Drop-in 26                     Portfolio name Drop-in 27
Portfolio name Drop-in 28                   Portfolio name Drop-in 29                     Portfolio name Drop-in 30
Portfolio name Drop-in 31

Each contract owner is urged to exercise the right to give voting instructions for the special meeting of shareholders by filling in, dating and signing this voting instructions card(s) and returning it in the return envelope provided. Contract owners also have the option to provide voting instructions by telephone or on the Internet by following the instructions on the insert accompanying the voting instruction card(s). Telephone voting is available only to contract owners who wish to vote all portfolios together. Contract owners that wish to provide separate voting instructions for each portfolio may only do so by mail or Internet voting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  EXAMPLE: [ ]
--------------------------------------------------------------------------------
[ ] To vote FOR ALL Portfolios on ALL Proposals mark this box. (No other vote is necessary.)
--------------------------------------------------------------------------------

1.   FOR  CLASS  A  SHARES  OF  EACH  PORTFOLIO   SEPARATELY,   TO  APPROVE  THE
     DISTRIBUTION PLAN PURSUANT TO RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT") WITH RESPECT TO CLASS A SHARES.

                             FOR   AGAINST   ABSTAIN                              FOR   AGAINST   ABSTAIN
Portfolio name Drop-in 1     [ ]     [ ]       [ ]    Portfolio name Drop-in 2    [ ]     [ ]       [ ]
Portfolio name Drop-in 4     [ ]     [ ]       [ ]    Portfolio name Drop-in 5    [ ]     [ ]       [ ]
Portfolio name Drop-in 7     [ ]     [ ]       [ ]    Portfolio name Drop-in 8    [ ]     [ ]       [ ]
Portfolio name Drop-in 10    [ ]     [ ]       [ ]    Portfolio name Drop-in 11   [ ]     [ ]       [ ]
Portfolio name Drop-in 13    [ ]     [ ]       [ ]    Portfolio name Drop-in 14   [ ]     [ ]       [ ]
Portfolio name Drop-in 16    [ ]     [ ]       [ ]    Portfolio name Drop-in 17   [ ]     [ ]       [ ]
Portfolio name Drop-in 19    [ ]     [ ]       [ ]    Portfolio name Drop-in 20   [ ]     [ ]       [ ]
Portfolio name Drop-in 22    [ ]     [ ]       [ ]    Portfolio name Drop-in 23   [ ]     [ ]       [ ]
Portfolio name Drop-in 25    [ ]     [ ]       [ ]    Portfolio name Drop-in 26   [ ]     [ ]       [ ]
Portfolio name Drop-in 28    [ ]     [ ]       [ ]    Portfolio name Drop-in 29   [ ]     [ ]       [ ]
Portfolio name Drop-in 31    [ ]     [ ]       [ ]

                             FOR   AGAINST   ABSTAIN
Portfolio name Drop-in 3     [ ]     [ ]       [ ]
Portfolio name Drop-in 6     [ ]     [ ]       [ ]
Portfolio name Drop-in 9     [ ]     [ ]       [ ]
Portfolio name Drop-in 12    [ ]     [ ]       [ ]
Portfolio name Drop-in 15    [ ]     [ ]       [ ]
Portfolio name Drop-in 18    [ ]     [ ]       [ ]
Portfolio name Drop-in 21    [ ]     [ ]       [ ]
Portfolio name Drop-in 24    [ ]     [ ]       [ ]
Portfolio name Drop-in 27    [ ]     [ ]       [ ]
Portfolio name Drop-in 30    [ ]     [ ]       [ ]

2. FOR CLASS B SHARES OF EACH PORTFOLIO SEPARATELY, TO APPROVE THE AMENDED DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12b-1 UNDER THE 1940 ACT WITH RESPECT TO CLASS B SHARES.

                             FOR   AGAINST   ABSTAIN                              FOR   AGAINST   ABSTAIN
Portfolio name Drop-in 1     [ ]     [ ]       [ ]    Portfolio name Drop-in 2    [ ]     [ ]       [ ]
Portfolio name Drop-in 4     [ ]     [ ]       [ ]    Portfolio name Drop-in 5    [ ]     [ ]       [ ]
Portfolio name Drop-in 7     [ ]     [ ]       [ ]    Portfolio name Drop-in 8    [ ]     [ ]       [ ]
Portfolio name Drop-in 10    [ ]     [ ]       [ ]    Portfolio name Drop-in 11   [ ]     [ ]       [ ]
Portfolio name Drop-in 13    [ ]     [ ]       [ ]    Portfolio name Drop-in 14   [ ]     [ ]       [ ]
Portfolio name Drop-in 16    [ ]     [ ]       [ ]    Portfolio name Drop-in 17   [ ]     [ ]       [ ]
Portfolio name Drop-in 19    [ ]     [ ]       [ ]    Portfolio name Drop-in 20   [ ]     [ ]       [ ]
Portfolio name Drop-in 22    [ ]     [ ]       [ ]    Portfolio name Drop-in 23   [ ]     [ ]       [ ]
Portfolio name Drop-in 25    [ ]     [ ]       [ ]    Portfolio name Drop-in 26   [ ]     [ ]       [ ]
Portfolio name Drop-in 28    [ ]     [ ]       [ ]    Portfolio name Drop-in 29   [ ]     [ ]       [ ]
Portfolio name Drop-in 31    [ ]     [ ]       [ ]
                             FOR   AGAINST   ABSTAIN
Portfolio name Drop-in 3     [ ]     [ ]       [ ]
Portfolio name Drop-in 6     [ ]     [ ]       [ ]
Portfolio name Drop-in 9     [ ]     [ ]       [ ]
Portfolio name Drop-in 12    [ ]     [ ]       [ ]
Portfolio name Drop-in 15    [ ]     [ ]       [ ]
Portfolio name Drop-in 18    [ ]     [ ]       [ ]
Portfolio name Drop-in 21    [ ]     [ ]       [ ]
Portfolio name Drop-in 24    [ ]     [ ]       [ ]
Portfolio name Drop-in 27    [ ]     [ ]       [ ]
Portfolio name Drop-in 30    [ ]     [ ]       [ ]

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

        PLEASE SIGN, DATE AND RETURN YOUR VOTING INSTRUCTIONS CARD TODAY!
                                    SAS_12355